UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2016

Myovant Sciences Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-37929	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda	Not Applicable
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: +1 (441) 824-8101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of November 1, 2016, Myovant Sciences Ltd. (the “Registrant”) adopted the Second Amended and Restated Bye-laws of the Registrant (the “Restated Bye-laws”) in connection with the closing of the Registrant’s initial public offering of its common shares (the “IPO”) effected pursuant to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-213891). The Registrant’s board of directors and members previously approved the Restated Bye-laws to become effective immediately prior to and contingent upon the closing of the IPO.

A copy of the Restated Bye-laws is filed as Exhibit 3.4 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.4(1)	Second Amended and Restated Bye-laws of the Registrant.

(1)	Previously filed as Exhibit 3.4 to Registrant’s Registration Statement on Form S-1, as amended (File No. 333- 213891), filed with the Commission on October 17, 2016, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myovant Sciences Ltd.

Date: November 3, 2016	By:	/s/ Frank Karbe
		Name:	Frank Karbe
		Title:	Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

3.4(1)	Second Amended and Restated Bye-laws of the Registrant.

(1)	Previously filed as Exhibit 3.4 to Registrant’s Registration Statement on Form S-1, as amended (File No. 333- 213891), filed with the Commission on October 17, 2016, and incorporated herein by reference.